Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

AMENDMENT NO. 2

This Amendment No. 2 (the “Amendment”) to the Strategic Collaboration Agreement dated July 31st, 2015, as previously amended by Amendment No. 1 dated October 18, 2018 (the “Agreement”), is made by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden (“AstraZeneca”) and

(2)
IONIS PHARMACEUTICALS, INC., a Delaware corporation, (formally known as Isis Pharmaceuticals, Inc.) having its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 U.S.A. (“Ionis”),

and is made effective as of April 30, 2020 (the “Amendment Effective Date”).

Recitals

WHEREAS, in accordance with the Agreement, AstraZeneca is Developing from the [***] Program both (i) [***] Products including [***] (each, a “[***] Product”) and (ii) [***] Products (each, a “[***] Product”); and

WHEREAS, the Parties desire to amend and restate certain terms and conditions of the Agreement with respect to [***] Products under the [***] Program.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2.	Modifications

a.	With respect to the [***] Program, AstraZeneca will use Commercially Reasonable Efforts to [***] of the [***] Product known as [***] by [***].
b.	Notwithstanding the provisions of Section 6.4 of the Agreement, upon the earlier of:

(i)	[***] by AstraZeneca, its Affiliates or Sublicensees with respect to [***]; and

(ii)	[***],

in accordance with Section 6.5.5 of the Agreement, AstraZeneca will pay to Ionis US$ [***], which shall satisfy AstraZeneca’s obligations under Section 6.4 of the Agreement for the separate Product Milestone Event Payments of US$[***] for each of [***] and [***] for the Licensed Program that is the [***] Program.

If AstraZeneca, its Affiliates or Sublicensees are unable to achieve [***] by [***] for [***] due to [***] or any action or failure to act by a Third Party that is beyond the reasonable control of AstraZeneca, its Affiliates or Sublicensees, provided that AstraZeneca has taken all reasonable actions that would, in the normal course, be expected to have allowed such [***] by [***], then AstraZeneca will provide prompt written notice to Ionis containing sufficient detail and supporting documentation of the inability to achieve such [***], such notice to be provided no later than [***] (unless AstraZeneca becomes aware after [***] of the inability to achieve such [***], in which case AstraZeneca shall provide such notice as soon as practicable). Within [***] after such notice, the Parties will meet to discuss in good faith and agree upon an alternative timeframe applicable to such Product Milestone Event Payment. If the Parties cannot in good faith agree on such an alternative timeframe, then either Party may refer the matter to the Senior Vice President for Early CVRM of AstraZeneca and the Executive Vice President and Chief Corporate Development Officer of Ionis (the “Senior Executives”) for resolution. The Senior Executives will meet as soon as reasonably possible thereafter and use their good faith efforts to mutually agree upon an alternative timeframe applicable to such Product Milestone Event Payment. Notwithstanding anything herein to the contrary, under no circumstances will the Product Milestone Event Payment corresponding to [***] be due later than the due date for achievement of [***] for [***] as determined pursuant to Section 6.5.5 of the Agreement.

c.
Notwithstanding the provisions of Section 6.4 of the Agreement, in respect of the Licensed Program that is the [***] Program, if the following Product Milestone Events are first achieved by a [***] Product, then the corresponding Product Milestone Event Payments in TABLE 1 shall be amended to read as:

TABLE 1
Product Milestone Event	Product Milestone Event Payment (Applicable only if first achieved by a [***] Product)
[***]	$[***]
[***]	$[***]

For clarity, in respect of the Licensed Program that is the [***] Program, if the foregoing Product Milestone Events are first achieved by a [***] Product, then the corresponding Product Milestone Event Payments shall be as set forth in TABLE 1 of Section 6.4 of the Agreement without amendment.

d.
Notwithstanding that both [***] Products and [***] Products arise from the [***] Program, for purposes of Section 6.7 (Royalty Payments) of the Agreement, [***] Products shall be treated as arising from one Licensed Program (and royalties will be due on [***] Products in accordance with Section 2(e) below) and [***] Products shall be treated as arising from another Licensed Program (and royalties will be due on [***] Products in accordance with Section 6.7 of the Agreement).

e.	Solely with respect to such Licensed Program applicable to [***] Products, TABLE 2 in Section 6.7.1 (AstraZeneca Full Royalty) of the Agreement shall be amended to read as follows:

TABLE 2
Royalty Tier	Annual Worldwide Net Sales of Products from a Licensed Program (Applicable onlyto[***] Products)	Royalty Rate
1	For the portion of Annual Worldwide Net Sales < $[***]	[***]%
2	For the portion of Annual Worldwide Net Sales > $[***] but < $[***]	[***]%
3	For the portion of Annual Worldwide Net Sales > $[***] but < $[***]	[***]%
4	For the portion of Annual Worldwide Net Sales > $[***]	[***]%

f.	The following shall be added as Section 6.14 to the Agreement:

“6.14. Commercial Milestones for [***] Products.

As partial consideration for the rights granted to AstraZeneca hereunder, in accordance with Section 6.5.5, AstraZeneca will pay to Ionis the milestone payments as set forth in TABLE 3 below when a milestone event listed in TABLE 3 is first achieved by AstraZeneca, its Affiliates or Sublicensees with respect to a [***] Product:

TABLE 3
Commercial Milestone Event
If aggregate Net Sales of all [***]
Products sold by AstraZeneca, its
Affiliates or Sublicensees in a given
Calendar Year exceeds the amount
stated below for such Calendar Year:
Commercial Milestone Event Payment then AstraZeneca will pay to Ionis:
US$ [***]	US$ [***]
US$ [***]	US$ [***]
US$ [***]	US$ [***]
US$ [***]	US$ [***]
US$ [***]	US$ [***]
US$ [***]	US$ [***]
US$ [***]	US$ [***]

In the event that in a given Calendar Year more than one of the foregoing thresholds set forth in TABLE 3 is exceeded, AstraZeneca will pay to Ionis a separate milestone payment with respect to each such threshold that is exceeded in such Calendar Year. Each milestone payment in this Section 6.14 will be payable only upon the first achievement of such milestone event in a given Calendar Year and no amounts shall be due for subsequent or repeated achievements of such milestone in subsequent Calendar Years.”

3.	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4.	Entire Agreement

This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties, or covenants of the Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally blank. Signatures follow.]

Execution

THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

ASTRAZENECA AB (publ.)		IONIS PHARMACEUTICALS, INC.

Signature:	/s/ Regina Fritsche-Danielson	Signature:	/s/ Brett Monia

Name:	Regina Fritsche-Danielson	Name:	Brett Monia

Title:	SVP and Head of Research and Early Development, Cardiovascular, Renal and Metabolic	Title:	CEO